Exhibit 99.1

Ra Medical Systems Enters Into Definitive Merger Agreement with Catheter Precision

Combined Company Dedicated to Developing and Delivering Novel Technologies and Solutions

to Improve the Lives of Patients with Cardiac Arrhythmias

Medtech Veteran David Jenkins to Lead Merged Company

CARLSBAD, Calif. (September 12, 2022) – Ra Medical Systems, Inc. (NYSE American: RMED) (“Ra Medical” or the “Company”) announces it has entered into an Agreement and Plan of Merger (the “Definitive Merger Agreement”) with privately held Catheter Precision, Inc. (“Catheter Precision”), a medical device and technology company focused in the field of cardiac electrophysiology. Under the terms of the agreement, Catheter Precision will become a wholly owned subsidiary of Ra Medical in a stock for stock reverse merger transaction (the “Merger”). If completed, the Merger will result in a combined publicly traded company that will focus on the cardiac electrophysiology market, one of the most robust and growing areas of medical devices. Medtech veteran David Jenkins, who has extensive experience growing medical device start-ups, will act as Chief Executive Officer of the combined company. Before taking the role as CEO of Catheter Precision, Mr. Jenkins was instrumental in operating several medical device start-ups, including Transneuronix, Inc., which was acquired by Medtronic plc (NYSE:MDT) for $267 million in July 2005, and EP MedSystems, Inc., which was acquired by St. Jude Medical for $95.7 million in July 2008.

Catheter Precision has three product areas that it intends to pursue. Its lead product, named VIVO™ (an acronym for View Into Ventricular Onset) is an FDA-cleared and CE Mark product that utilizes non-invasive inputs to locate the origin of ventricular arrhythmias, and, through its use, the physician can identify patients for invasive catheter ablation, and with those patients, reduce the amount of time in the invasive procedure. Ventricular arrhythmias include ventricular tachyarrhythmias and premature ventricular arrhythmias, diseases which affect millions of patients that are not well treated today. While much past growth in the electrophysiology market has been for atrial fibrillation, Catheter Precision believes that ventricular arrhythmias represent a large growth area moving forward. It also intends to pursue a second generation of Amigo®, a robotic arm previously cleared by both FDA and CE, which serves as a catheter control device that can be remotely controlled outside of the procedure room.  Catheter Precision has demonstrated that patient outcomes could potentially be enhanced by utilization of this device.  Catheter Precision is working toward a third product release in the first half of 2023, which is a vessel closure device that would assist in the closure of the insertion site of the percutaneous catheter or other device used within the body. It is estimated that the worldwide market for this closure assist device is over one million procedures per year.

“After undertaking a comprehensive process with external advisors to explore and evaluate a range of strategic options, our board and management team believe this transaction with Catheter Precision is the best strategic alternative for Ra Medical and represents an opportunity to create substantial value for our stockholders,” said Will McGuire, Ra Medical CEO. “This business combination, if completed, will result in Ra Medical investors having an equity stake in a company that is focused on developing and commercializing novel technologies and solutions to improve the lives of patients with cardiac arrhythmias under the leadership of a world-class team with decades of medical device industry experience.”

“We look forward to welcoming Ra Medical stockholders to our combined company following the completion of the proposed merger transaction,” said Mr. Jenkins, Catheter Precision founder and CEO. “Catheter Precision is committed to producing cost-effective, user-friendly and technologically differentiated tools for use in percutaneous catheter procedures that physicians will embrace. Our VIVO non-invasive 3D imaging system enables physicians to identify the origin of arrhythmias pre-procedure, thereby streamlining workflow and reducing procedure time. We are also considering development opportunities for the Amigo remote catheter system, which incorporates the most modern technologies while remaining easy to learn and use, and we are looking forward to the launch of our vessel closure device, currently targeted for the first half of next year. We envision a significant opportunity afforded by this merger by providing access to the public capital markets.”

About the Transaction

The Merger is structured as a stock for stock reverse merger whereby all of Catheter Precision’s outstanding convertible promissory notes and equity interests are to be exchanged for shares of Ra Medical common stock and Catheter Precision options assumed by the Company. Catheter Precision stakeholders are expected to own approximately 80% of the combined company, and pre-merger Ra Medical equity holders are expected to own approximately 20% of the combined company, on a fully diluted basis calculated using the treasury stock method, subject to certain adjustments provided for in the Merger Agreement and further described in our Form 8-K filed today, including adjustment based on the amount of Ra Medical’s net cash at closing.

The boards of directors of both companies have approved the Definitive Merger Agreement. The merger is expected to close before the end of 2022, subject to satisfying certain closing conditions, including the receipt of shareholder approval by both companies. The Definitive Merger Agreement follows the signing by Ra Medical and Catheter Precision of a non-binding summary of proposed terms on June 18, 2022, which was publicly disclosed on July 22, 2022. Investors in Ra Medical are encouraged to review the Definitive Merger Agreement, which contains the definitive terms of the Merger.

The descriptions of the Merger, the Ra Medical Special Meeting of Stockholders, Catheter Precision, and the other transactions and matters contemplated thereby or referenced herein do not purport to be complete and are qualified in their entirety by reference to the Company’s Current Report on Form 8-K filed on the date hereof, the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2022, and any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the Securities and Exchange Commission (the “SEC”) from time to time and available on the SEC website. The Company also intends to file a proxy statement with the SEC.

Ladenburg Thalmann & Co. Inc. is acting as the exclusive financial advisor to Ra Medical in connection with the proposed Merger with Catheter Precision.

Management and Organization

The combined company will be led by David Jenkins as Executive Chair and Chief Executive Officer following the Merger. Will McGuire, the current CEO, and Brian Conn, the current interim CFO, have agreed to remain with the Company through the closing of the Merger.

Immediately following the closing of the Merger, the combined company’s board of directors will consist of five directors, with David Jenkins joining the board of directors as the Executive Chair and a to-be-determined current director of Ra Medical resigning at the closing of the Merger.

Conditions of the Merger Agreement

The Company cannot provide any assurance that it will effect the Merger with Catheter Precision or, even if it is able to consummate such a Merger, that the intended benefits of the Merger will be fully realized. The Merger is also subject to specified conditions precedent that must be satisfied or waived, including certain conditions precedent that are subject to the approval or consent of third parties including, among others, (a) Catheter Precision shall have delivered the PPM/Joint Information Statement (as defined in the Definitive Merger Agreement) to Catheter Precision securityholders, (b) no law or order prevents the closing of the Merger and the related transactions, (c) conditions relating to the HHS Confirmation (as defined in the Definitive Merger Agreement) and other litigation matters shall be satisfied or waived, (d) the Company furnishing Net Cash greater than $8,000,000, (e) the entry into the Executive Chairman Agreement (as defined in the Definitive Merger Agreement) pursuant to which David Jenkins shall be appointed to the board of directors of the Company and shall be paid an annual salary of $300,000, (f) the last closing sale price of the Company’s Common Stock prior to 4:00 p.m. (New York City time) on the last Trading Day (as defined in the Definitive Merger Agreement) prior to the Closing is equal to or greater than $0.09, and the average of the last closing sale price of the Company’s Common Stock prior to 4:00 p.m. (New York City time) on each of the five (5) consecutive full Trading Days prior to the Closing is equal to or greater than $0.09, in each case as adjusted for the Reverse Stock Split (as defined in the Definitive Merger Agreement), (g) other than the letter dated August 31, 2022 from the NYSE American LLC, the Company shall not have received correspondence from the NYSE American or the staff thereof relating to the delisting, or maintenance of listing, of the Company’s Common Stock on the NYSE American, and Catheter

Precision shall have received assurance in form and substance satisfactory to Catheter Precision that the transactions contemplated by the Definitive Merger Agreement will not cause the Company to be delisted from the NYSE American, (h) Catheter Precision shall have entered into a Debt Settlement Agreement with each of the holders of Catheter Precision Notes, (i) lock-up agreements have been entered into by and among the Company, Catheter Precision, and certain persons who are directors, officers and/or significant stockholders of either Parent or the Company, (j) the Company shall have sublet or terminated the lease with respect to its corporate headquarters and manufacturing facility, (k) Catheter Precision and the Company shall have received the approval from their respective stockholders necessary to approve the Merger and the transactions contemplated by the Definitive Merger Agreement, (l) that the Company has entered into release agreements with certain of its officers and employees relating to existing change of control and severance agreements, and (m) each of the representations and warranties of the Company and Catheter Precision set forth in the Definitive Merger Agreement shall have been true as of the date of the Definitive Merger Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date), in each case, except where the failure to be true and correct, individually or in the aggregate, has not had, and is not reasonably likely to have a Parent Material Adverse Effect (as defined in the Definitive Merger Agreement) with respect to Parent, or a Material Adverse Effect (as defined in the Definitive Merger Agreement) with respect to Catheter Precision. The Company cannot assure that all conditions precedent will be satisfied or waived, that it will receive any of the required third-party consents or approvals or that it will be able to satisfy or waive all the conditions precedent to consummate the Merger. If the conditions precedent are not satisfied or waived in a timely manner or at all, the Merger may not occur or may be delayed, and the Company may lose some or all of the intended benefits of the proposed Merger with Catheter Precision. In addition, the parties have the right to waive or modify certain key closing conditions of the Merger Agreement, including the minimum stock price condition, and these conditions should not be interpreted as representations or covenants by either or both of the parties.

The Definitive Merger Agreement also contains certain customary termination rights, including, (a) the right of the parties to terminate the Definitive Merger Agreement by mutual written consent, (b) the right of either party to terminate the Definitive Merger Agreement if the Merger has not occurred by December 31, 2022, (c) the right of either party to terminate the Definitive Merger Agreement due to a material breach by the other party of any of its representations, warranties or covenants which would result in the closing conditions not being satisfied, subject to certain conditions, (d) the right of Catheter Precision to terminate the Definitive Merger Agreement if any of the closing conditions are not capable of being satisfied, and (e) the right of either party to terminate the Definitive Merger Agreement if a court of competent jurisdiction or other governmental body issues a final and non-appealable order, decree or ruling, or has taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger and related transactions.

About Catheter Precision

Catheter Precision is an innovative U.S.-based medical device company bringing new solutions to market to improve the treatment of cardiac arrhythmias. It is focused on developing groundbreaking technology for electrophysiology procedures by collaborating with physicians and continuously advancing its products.

About Ra Medical Systems

Ra Medical Systems, Inc. is a medical device company that owns intellectual property related to an advanced excimer laser-based platform for use in the treatment of vascular immune-mediated inflammatory diseases. Its excimer laser and single-use catheter system, together referred to as the DABRA Excimer Laser System, is used as a tool in the treatment of peripheral artery disease.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

The shares of Common Stock being issued in the Merger (the “Securities”) are being offered and sold in transactions exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof. Catheter Precision and Ra Medical intend to distribute a Private Placement Memorandum/Joint Information Statement (the “PPM/Joint Information Statement”) to the stockholders of Catheter Precision, and Catheter Precision stockholders are encouraged to carefully read the PPM/Joint Information Statement, together with Ra Medical’s concurrent SEC filings, which will contain important information concerning the transaction.

The Securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The Company intends to file a proxy statement (the “Proxy”) to call, give notice of and hold a meeting of its stockholders to vote to approve, among other matters, (a) the Merger, and (b) the issuance of the shares of the Ra Medical Common Stock to be issued pursuant to the terms of the Merger Agreement. Catheter Precision also intends to furnish an information statement to its stockholders in connection with the proposed Merger as part of the PPM/Joint Information Statement. The only matters that the Company is seeking approval for at the Special Meeting of Stockholders are the matters that will be set forth in the Proxy.

The Proxy and PPM/Joint Information Statement will contain important information about Catheter Precision, the proposed Merger and related matters.  In addition, the Company is filing on the date hereof a Current Report on Form 8-K that includes certain audited financial statements of Catheter Precision for the two-year period ended December 31, 2021 (the “Catheter Audited Financial Statements”), the unaudited financial statements of Catheter Precision for the periods ended June 30, 2022 and June 30, 2021 (the “Catheter Precision Unaudited Financial Statements and together with the Catheter Precision Audited Financial Statements, the “Catheter Precision Financial Statements”), and the unaudited pro forma combined financial information of the combined company as of June 30, 2022 and for the year ended December 31, 2021 and the six months ended June 30, 2022 (the “Pro Forma Financial Information,” and collectively with the Catheter Precision Financial Statements, the “Financial Information”).

Ra Medical intends to mail the Proxy to Ra Medical stockholders, and Catheter Precision intends to electronically disseminate the PPM/Joint Information Statement. INVESTORS AND SECURITYHOLDERS OF RA MEDICAL AND CATHETER PRECISION ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RA MEDICAL, CATHETER PRECISION AND THE PROPOSED MERGER. THIS COMMUNICATION IS NOT A SUBSTITUTE FOR THE PPM/JOINT INFORMATION STATEMENT, THE PROXY, THE CURRENT REPORT ON FORM 8-K BEING FILED ON THE DATE HEREOF, THE COMPANY’S QUARTERLY REPORT FOR THE PERIOD ENDED JUNE 30, 2022, OR ANY OTHER DOCUMENTS THAT RA MEDICAL AND/OR CATHETER PRECISION MAY FILE WITH THE SEC OR SEND TO THEIR RESPECTIVE SECURITYHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS. INVESTORS AND SECURITYHOLDERS MAY OBTAIN FREE COPIES OF RA MEDICAL’S DOCUMENTS FILED WITH THE SEC, ONCE AVAILABLE, ON THE RA MEDICAL WEBSITE OR ON THE SEC’S WEBSITE.

The unaudited pro forma combined financial information does not purport to represent the actual results of operations that the Company and Catheter Precision would have achieved had the companies been combined during the periods presented in the unaudited pro forma combined financial statements and is not intended to project the future results of operations that the combined company may achieve after the Merger. The unaudited pro forma combined financial information does not reflect any potential cost savings that may be realized as a result of the Merger and also does not reflect any restructuring or integration-related costs to achieve those potential cost savings.

Participants in the Solicitation

Ra Medical, Catheter Precision and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ra Medical in connection with the proposed transaction. Information about Ra Medical’s directors and executive officers is set forth in Ra Medical’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 17, 2022, as amended, and in subsequent filings made by Ra Medical with the SEC. Other information regarding the interests of such individuals, as well as information regarding Catheter Precision’s directors and executive officers and other persons who may be deemed participants in the proposed transaction, will be set forth in the proxy statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed Merger, future access to capital markets, and the plans and expectations of the combined company regarding Catheter Precision’s products, including its plans, strategies, projected timelines and estimated markets, for and/or related to VIVO and the Amigo and vessel closure devices described above. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, potential delays in consummating the Merger and the ability of the Company to timely and successfully achieve the anticipated benefits of the Merger, including the ability of the combined company to access the capital markets at such times and in such amounts, and on such terms, as needed to meet the Net Cash requirements of the Merger Agreement, execute its future business strategies and maintain its listing on the NYSE American or other national stock exchange, potential application of SEC and/or exchange “shall company” rules, and the ability of the combined company to successfully pursue its product lines in the manner and in the timeframe described here. The Merger Agreement contains certain closing conditions, including a minimum prevailing stock price for Ra Medical and Net Cash amount at closing, which do not constitute representations or covenants of either party, and are subject to waiver by the parties. If Ra Medical’s stock price drops below certain levels, the amount of merger consideration, if any, received by Catheter stockholders will be adversely impacted. The parties have reserved the right to waive conditions to the closing of the Merger and revise the Merger Agreement. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, the Current Report on Form 8-K being filed on the date hereof and any prior or subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov.  Important business and financial information about Catheter Precision’s business and the related discussion and analysis of financial condition and results of operations of Catheter Precision is set forth in the Current Report on Form 8-K being filed on the date hereof and the exhibits thereto and should be read in conjunction with the Catheter Precision Financial Statements and the pro forma financial statements for the combined company that are attached as exhibits thereto. Risks and uncertainties related to the Merger, Catheter Precision, and the projections and estimates described above that may cause actual results to differ materially from those expressed or implied in any forward-looking statement are included “Risk Factors – Risk Related to the Merger with Catheter Precision and – Risks Related to Our Evaluation of Strategic Alternatives for our Legacy Assets,” and “Risk Factors – Risks Related to the Business of Catheter Precision,” which are filed as the exhibits to the Current Report on Form 8-K being filed on the date hereof. These documents can be accessed on the Company’s Investor Relations page at https://ir.ramed.com/ by clicking on the link titled “SEC Filings.” The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty, and ongoing volatility in the stock markets and the U.S. economy in general. The extent to which the COVID-19 pandemic impacts the Company’s and Catheter Precision’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume.

The forward-looking statements included in this communication are made only as of the date hereof. The Company and Catheter Precision assume no obligation and do not intend to update these forward-looking statements, except as required by law.

Disclaimer

This press release relates to a proposed business combination between the Company and Catheter Precision. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Ra Medical Systems Contact:

LHA Investor Relations

Jody Cain

310-691-7100
jcain@lhai.com

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